UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2025
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Medpace Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5375 Medpace Way
Cincinnati, Ohio		45227
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 513 579-9911
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MEDP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 18, 2025, Medpace Holdings, Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiaries, Medpace, Inc., as borrower, and Medpace IntermediateCo, Inc., as guarantor, entered into Amendment No.8 to Loan Documents (“Amendment No. 8”) with PNC Bank, National Association in connection with the Company’s unsecured credit facility (the “Loan Documents”). Amendment No. 8 increases the aggregate principal amount that may be borrowed under the facility’s line of credit to up to $600 million, adjusts the interest rate charged on the credit facility and extends the expiration date of the revolving credit note to April 30, 2027.

The foregoing description of Amendment No. 8 is qualified in its entirety by reference to Amendment No. 8. A copy of Amendment No. 8 is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
On April 21, 2025, the Company issued a press release announcing its financial results for the three months ended March 31, 2025. The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01 Other Events.
On April 17, 2025, the Board of Directors ("Board") of the Company approved an increase of $1.0 billion to the Company's stock repurchase program. The timing, price and volume of repurchases will be based on market conditions, relevant securities laws and other factors. The stock repurchases may be made from time to time, through solicited or unsolicited transactions in the open market, in privately negotiated transactions or pursuant to a Rule 10b5-1 plan. The program may be discontinued or amended at any time without notice.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 8 dated April 18, 2025 to Loan Documents
99.1	Press release dated April 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date:	April 21, 2025	By:	/s/ Kevin M. Brady
Kevin M. Brady, Chief Financial Officer